UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 3, 2019

CAPSTEAD MORTGAGE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

MARYLAND (State or other jurisdiction of Incorporation)	001-08896 (Commission File Number)	75-2027937 (IRS Employer Identification Number)

8401 North Central Expressway Suite 800 Dallas, Texas (Address of principal executive offices)	75225 (Zip Code)

Registrant’s telephone number, including area code: (214) 874-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Adjustments to 2019 Base Salaries

On January 3, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Capstead Mortgage Corporation (the “Company”) increased the base salary of certain executive officers of the Company, effective January 1, 2019, as follows:

Executive Officer	2018 Annual Base Salary	Annual Base Salary Effective January 1, 2019

Roy S. Kim, Senior Vice President – Asset and Liability Management	$400,000	$420,000

Lance J. Phillips, Senior Vice President and Chief Financial Officer	$300,000	$330,000

2019 Annual Incentive Compensation Program Awards

On January 3, 2019, the Committee also adopted the 2019 Annual Incentive Compensation Program applicable to the Company’s executive officers (the “2019 Annual Incentive Program”). The 2019 Annual Incentive Program is structurally similar to the 2018 Annual Incentive Compensation Program, providing defined metrics against which the Company’s performance is to be measured, specifically relative economic return, absolute economic return, relative operating efficiency as well as individual goals and objectives for each of the executive officers. Payouts are determined formulaically, defining Threshold, Target and Maximum performance levels based on multiples of base salary, thereby limiting the maximum annual incentive payout for each executive officer.

Changes for 2019 consisted of (a) increasing Mr. Phillips’ award opportunity (measured at Target performance levels) from 75% to 100% of his annual base salary on January 1, 2019 (b) reducing the two relative economic return performance metrics by five percentage points each to an aggregate participation level of 35% of the total award (measured at Target performance levels); (c) increasing the absolute economic return performance metric by ten percentage points to an aggregate participation level of 40%; and (d) reducing the absolute economic return Target and Maximum return levels to 8.0% and 10.0% from 9.0% and 12.0%, respectively.

The 2019 Annual Incentive Program is filed with this Form 8-K as Exhibit 10.1 and is incorporated by reference herein. This summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1.

Award of Dividend Equivalent Rights (“DERs”)

In 2008 the Committee instituted an additional performance-based short-term incentive compensation program for executives that provides for quarterly cash payments equal to per share dividends declared on the Company’s common stock multiplied by a notional amount of non-vesting or “phantom” shares of common stock, referred to as DERs. DERs are not attached to any stock or option awards. DERs outstanding during 2018 totaling 600,000 expired December 31, 2018. On January 3, 2019 the Committee awarded 2019 DERs totaling 625,000 expiring December 31, 2019 as follows:

	2018	2019
Executive Officer	DER Grants	DER Grants

Phillip A. Reinsch, President and Chief Executive Officer	200,000	200,000

Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	200,000	200,000

Roy S. Kim, Senior Vice President – Asset and Liability Management	125,000	125,000

Lance J. Phillips, Senior Vice President and Chief Financial Officer	75,000	100,000

2019 Long-Term Awards

Pursuant to the Amended and Restated 2014 Flexible Incentive Plan, on January 3, 2019, the Committee granted two forms of incentive compensation awards to the executive officers of the Company based on the closing price of the Company’s common stock on January 2, 2019, consisting of (a) restricted common stock and (b) performance units (the “Performance Units”).

Changes for 2019 consisted of (a) increasing Mr. Phillips’ award opportunity from 75% from 100% of his base salary (b) reducing the Performance Units’ two relative economic return performance metrics by five percentage points each to an aggregate participation level of 40% of the total award (measured at Target performance levels); (c) increasing the Performance Units’ absolute economic return performance metric by ten percentage points to 40%; and (d) reducing this metric’s Target and Maximum return levels to 8.0% and 10.0% from 9.0% and 12.0%, respectively.

Restricted Stock Awards

The restricted common stock awards vest in full on January 2, 2022 and were granted in the following share amounts with a value equal to 75% of each grantee’s annual base salary on January 1, 2019 (except for Mr. Phillips, whose award equals to 50% of his salary):

Executive Officer	Number of shares of Restricted Common Stock

Phillip A. Reinsch, President and Chief Executive Officer	69,341

Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	66,568

Roy S. Kim, Senior Vice President – Asset and Liability Management	46,597

Lance J. Phillips, Senior Vice President and Chief Financial Officer	24,408

Each executive officer will enter into a Restricted Stock Agreement with the Company in the form filed with this Form 8-K as Exhibit 10.2.

Performance Units

Prior to granting Performance Units, the Committee adopted long-term performance unit award criteria (the “2019 Long-Term Performance Unit Award Criteria”). The 2019 Long-Term Performance Unit Award Criteria are structurally similar to the long-term performance unit award criteria adopted by the Committee in 2018. The number of shares of common stock into which the Performance Units are convertible is dependent on the extent, if any, that defined relative economic return, absolute economic return and relative total stockholder return performance metrics are achieved during a three-year performance period ending December 31, 2021, as specifically outlined in the 2019 Long-Term Performance Unit Award Criteria.

For example, if defined Target performance levels for all metrics are achieved over the three-year period, the Performance Units will convert into shares of common stock equal to the number of Performance Units granted. If all defined Maximum performance levels are achieved or exceeded, the Performance Units will convert into shares of common stock equal to twice the number of Performance Units granted. If only defined Threshold performance levels are achieved, the Performance Units will convert into shares of common stock equal to one-half the number of Performance Units granted. If the Company does not achieve any of the Threshold performance levels, the Performance Units will expire without converting into any shares of common stock. The conversion ratio will be adjusted to interpolate the appropriate conversion factors for any metrics that perform above related Threshold but below the Maximum performance levels. Accordingly, the Performance Units could expire without converting into any shares of common stock or could be convertible into as many as 200% of the number of Performance Units granted.

Each executive officer of the Company was granted the following Performance Units in amounts with a value equal to 75% of each grantee’s annual base salary on January 1, 2019 (except for Mr. Phillips, whose award equals to 50% of his salary). These units are convertible into the indicated number of shares of common stock:

Executive Officer	Number of Performance Units	Number of shares of Common Stock into which the Performance Units are Convertible
		Below Threshold	Threshold	Target	Maximum

Phillip A. Reinsch, President and Chief Executive Officer	69,341	0	34,671	69,341	138,682

Robert R. Spears, Jr., Executive Vice President and Chief Investment Officer	66,568	0	33,284	66,568	133,136

Roy S. Kim, Senior Vice President – Asset and Liability Management	46,597	0	23,299	46,597	93,194

Lance J. Phillips, Senior Vice President and Chief Financial Officer	24,408	0	12,204	24,408	48,816

The common stock into which the Performance Units are convertible will be issued by the Company following the end of the three-year performance period and on or prior to March 15, 2022. Dividends accrue from the date of grant and will be paid in cash when and if the units convert into shares of common stock based on the number of shares ultimately issued.

The 2019 Long-Term Performance Unit Award Criteria is filed with this Form 8-K as Exhibit 10.3 and is incorporated by reference herein. This summary does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.3.

Each executive officer will enter into a Performance Unit Agreement with the Company in the form filed with this Form 8-K as Exhibit 10.4.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	2019 Annual Incentive Compensation Program
10.2	Form of Restricted Stock Agreement
10.3	2019 Long-Term Performance Unit Award Criteria
10.4	Form of Performance Unit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION

January 7, 2019	By:	/s/ Lance J. Phillips
Lance J. Phillips
Senior Vice President and Chief Financial Officer